MODIFICATION NUMBER TWO
                             TO THE PROMISSORY NOTE
Policy Management Systems Corporation
One PMSC Center
Blythewood, SC, South Carolina 29016
(Individually and collectively, "Borrower")

First Union National Bank
201 S. College Street
Charlotte, North Carolina 28288
(Hereinafter referred to as the "Bank")

THIS AGREEMENT is entered into as of October 28, 1999 by and between Bank and Borrower.

                                    RECITALS
Bank is the holder of a Promissory Note executed and delivered by Borrower, dated July 21, 1999, in the original principal amount of $40,000,000 (the "Note"); and
Borrower and Bank have agreed to modify the terms of the Promissory Note. In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:
                                    AGREEMENT
ACKNOWLEDGEMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the obligations under the Note is correct.
MODIFICATIONS.
1. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:
REPAYMENT TERMS. The Note shall be due and payable in full, including all principal and accrued interest, on November 5, 1999.
ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Note, as hereby amended, is in full force and effect without any defense, counterclaim, right or claim or set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Note has occurred; that all representations and warranties contained in the Note are true and correct as of this date; that Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and that this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Note, without reference to that state's conflicts of law principles. This Agreement and the Note constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the Note. This Agreement and the Note are intended to be consistent. However, in the event of any inconsistencies among this Agreement and Note, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.
IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

Policy Management Systems Corporation
Taxpayer Identification Number: ___-___________

CORPORATE     By:/s/____________________________________
                 ---
SEAL     __________ President


     First Union National Bank

CORPORATE     By:/s/_______________________________________
                 ---
SEAL     Title:______________________